[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MONEY MARKET FUND

SEPTEMBER 30, 1997

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     4

STATEMENT OF ASSETS AND LIABILITIES           6

STATEMENT OF OPERATIONS                       7

STATEMENTS OF CHANGES IN NET ASSETS           8

NOTES TO FINANCIAL STATEMENTS                 9

INDEPENDENT AUDITORS' REPORT                 12

FEDERAL INCOME TAX INFORMATION               13

SHAREHOLDER SERVICES                         14

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve months ending September 30, 1997, the Lehman Corporate Bond Index** returned
10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.
**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money Market Fund is a
mutual fund designed for investors
seeking a high level of current income
consistent with preservation of capital
and liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.
INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE

At September 30, 1997 the seven day compound yield of the Advantus Money Market Fund was 4.81 percent.* The Fund's total return was 4.69 percent* for the year ended September 30, 1997.
Money market interest rates ended the period slightly lower, despite the Federal Reserve move to raise the Fed Funds target 25 basis to 5.50 percent in March. For the twelve months ended in September, the yield on the three-month U.S. Treasury Bill increased just 7 basis points to yield 5.09 percent. The six-month U.S. Treasury Bill ended the period 1 basis point higher to yield 5.27 percent.

PORTFOLIO RECAP

The Federal Reserve raised the Fed Funds target by 25 basis points in March and spent the past six months monitoring the economic developments and decided to leave short-term rates unchanged. With the Fed on hold, there has been very little fluctuation in short-term interest rates creating a very stable environment for money market investors.
In the Fund, the average days to maturity was 44 days at the end of the period, 11 days shorter than the average money market fund. The Fund's average days to maturity are evenly distributed between 3 and 99 days, thus smoothing out any reinvestment risk.
The Fund invests exclusive in U.S. Treasury Bills, U.S. agencies and high quality commercial paper to maintain both excellent liquidity and quality. Corporate commercial paper, because of its yield advantage, is the primary asset class used. It accounted for 95.5 percent of the Fund's net assets at the end of the period.

OUTLOOK

We believe short-term interest rates should continue to be relatively stable with the potential for an upward bias as we move into 1998. The Federal Reserve is closely monitoring economic growth and inflation and could follow up on their previous 25 basis point tightening with another one if the economic fundamentals dictate. The economy will likely continue to grow at a moderate pace in the upcoming quarters and inflation should remain at or below three percent. With money market yields in the low five percent range and inflation at below three percent, money market funds may offer investors an attractive real return on their investment.

                                                                  ADVANTUS MONEY
                                                                     MARKET FUND

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ADVANTUS MONEY MARKET FUND    NUMBER OF DAYS
10/1/1996                                   39
10/8/1996                                   39
10/15/1996                                  34
10/22/1996                                  38
10/29/1996                                  41
11/5/1996                                   39
11/12/1996                                  34
11/19/1996                                  45
11/26/1996                                  43
12/3/1996                                   41
12/10/1996                                  48
12/17/1996                                  48
12/24/1996                                  50
12/31/1996                                  47
1/7/1997                                    43
1/14/1997                                   46
1/21/1997                                   40
1/28/1997                                   38
2/4/1997                                    35
2/11/1997                                   38
2/18/1997                                   37
2/25/1997                                   36
3/4/1997                                    41
3/11/1997                                   38
3/18/1997                                   40
3/25/1997                                   44
4/1/1997                                    39
4/8/1997                                    41
4/15/1997                                   45
4/22/1997                                   41
4/29/1997                                   38
5/6/1997                                    37
5/13/1997                                   36
5/20/1997                                   34
5/27/1997                                   44
6/3/1997                                    45
6/10/1997                                   48
6/17/1997                                   42
6/24/1997                                   44
7/1/1997                                    43
7/8/1997                                    42
7/15/1997                                   46
7/22/1997                                   43
7/29/1997                                   42
8/5/1997                                    42
8/12/1997                                   40
8/19/1997                                   39
8/26/1997                                   39
9/2/1997                                    37
9/9/1997                                    41
9/16/1997                                   42
9/23/1997                                   45
9/30/1997                                   43

                           SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ADVANTUS MONEY MARKET FUND   PERCENTAGE
10/1/1996                           4.65%
10/8/1996                           4.67%
10/15/1996                          4.63%
10/22/1996                          4.60%
10/29/1996                          4.62%
11/5/1996                           4.58%
11/12/1996                          4.60%
11/19/1996                          4.59%
11/26/1996                          4.61%
12/3/1996                           4.58%
12/10/1996                          4.61%
12/17/1996                          4.57%
12/24/1996                          4.60%
12/31/1996                          4.61%
1/7/1997                            4.54%
1/14/1997                           4.60%
1/21/1997                           4.57%
1/28/1997                           4.59%
2/4/1997                            4.61%
2/11/1997                           4.59%
2/18/1997                           4.59%
2/25/1997                           4.54%
3/4/1997                            4.52%
3/11/1997                           4.58%
3/18/1997                           4.58%
3/25/1997                           4.63%
4/1/1997                            4.59%
4/8/1997                            4.48%
4/15/1997                           5.37%
4/22/1997                           4.61%
4/29/1997                           4.85%
5/6/1997                            4.69%
5/13/1997                           4.82%
5/20/1997                           4.76%
5/27/1997                           4.87%
6/3/1997                            4.40%
6/10/1997                           4.88%
6/17/1997                           4.95%
6/24/1997                           4.88%
7/1/1997                            4.91%
7/8/1997                            4.89%
7/15/1997                           5.09%
7/22/1997                           4.75%
7/29/1997                           4.93%
8/5/1997                            4.98%
8/12/1997                           5.08%
8/19/1997                           4.89%
8/26/1997                           4.92%
9/2/1997                            4.27%
9/9/1997                            4.69%
9/16/1997                           4.84%
9/23/1997                           4.89%
9/30/1997                           4.89%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1997
(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
U.S. GOVERNMENT OBLIGATIONS (3.2%)
$$1,480,000 U.S. Treasury Bill...............................    4.929%   12/11/97  $  1,465,946
  275,000  U.S. Treasury Bill...............................     5.091%   10/02/97       274,961
                                                                                    ------------
           Total U.S. government obligations (cost: $1,740,907)...................     1,740,907
                                                                                    ------------
COMMERCIAL PAPER (95.5%)
    BASIC MATERIALS (9.6%)
    Chemicals (9.6%)
2,530,000  E.I. Du Pont De Nemours & Company................     5.682%   11/05/97     2,516,495
1,075,000  Monsanto Company(c)..............................     5.664%   12/05/97     1,064,266
1,645,000  Monsanto Company(c)..............................     5.712%   11/12/97     1,634,367
                                                                                    ------------
                                                                                       5,215,128
                                                                                    ------------
  COMMUNICATION SERVICES (10.7%)
    Telephone (10.7%)
1,830,000  Ameritech Corporation............................     5.703%   11/21/97     1,815,618
2,040,000  Bellsouth Telecommunications.....................     5.589%   10/07/97     2,038,127
2,000,000  SBC Communications...............................     5.651%   10/28/97     1,991,559
                                                                                    ------------
                                                                                       5,845,304
                                                                                    ------------
  CONSUMER CYCLICAL (7.3%)
    Publishing (3.6%)
1,960,000  Gannett Company..................................     5.586%   10/17/97     1,955,213
                                                                                    ------------
    Retail (3.7%)
2,040,000  Toys R Us, Inc...................................     5.593%   10/10/97     2,037,191
                                                                                    ------------
  CONSUMER STAPLES (25.0%)
    Food (15.4%)
2,640,000  Campbell Soup(c).................................     5.879%   01/07/98     2,598,976
2,650,000  Cargill, Inc.....................................     5.615%   12/12/97     2,620,969
  285,000  CPC International(c).............................     5.640%   11/13/97       283,119
1,455,000  General Mills Inc................................     5.582%   10/30/97     1,448,576
1,445,000  HJ Heinz Company.................................     5.590%   11/03/97     1,437,734
                                                                                    ------------
                                                                                       8,389,374
                                                                                    ------------
    Service (9.6%)
2,625,000  R R Donnelly & Sons Company......................     5.634%   10/27/97     2,614,507
2,375,000  McGraw-Hill Company..............................     5.609%   12/23/97     2,345,090
  245,000  McGraw-Hill Company..............................     5.645%   11/25/97       242,933
                                                                                    ------------
                                                                                       5,202,530
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
  ENERGY (3.5%)
    Oil (3.5%)
$1,900,000 Atlantic Richfield Company.......................     5.754%   10/03/97  $  1,899,393
                                                                                    ------------
  FINANCIAL (23.0%)
    Auto Finance (4.3%)
2,400,000  Ford Motor Credit Company........................     5.657%   01/02/98     2,365,900
                                                                                    ------------
    Commercial Finance (7.6%)
1,890,000  General Electric Capital Corporation.............     5.643%   12/19/97     1,867,195
2,260,000  Xerox Credit.....................................     5.612%   11/20/97     2,242,757
                                                                                    ------------
                                                                                       4,109,952
                                                                                    ------------
    Consumer Finance (11.1%)
1,740,000  American General Finance Corporation.............     5.642%   10/08/97     1,738,093
1,710,000  Associates Corporation...........................     5.605%   12/29/97     1,686,943
2,650,000  Norwest Financial................................     5.679%   10/17/97     2,643,328
                                                                                    ------------
                                                                                       6,068,364
                                                                                    ------------
  HEALTH CARE (4.8%)
    Drugs (4.8%)
2,600,000  American Home Products Corporation(c)............     5.630%   10/15/97     2,594,320
                                                                                    ------------
  UTILITES (11.6%)
    Electric Companies (11.6%)
  990,000  Alabama Power Company............................     5.622%   10/09/97       988,765
  825,000  Alabama Power Company............................     5.629%   11/20/97       818,687
  815,000  Alabama Power Company............................     5.617%   11/13/97       809,643
1,400,000  Baltimore Gas and Electric Company...............     5.606%   10/28/97     1,398,219
1,510,000  Madison Gas and Electric.........................     5.638%   11/17/97     1,503,282
  355,000  Midamerican Energy...............................     5.650%   10/24/97       353,723
  270,000  Midamerican Energy...............................     5.677%   11/03/97       268,621
  205,000  Midamerican Energy...............................     5.665%   10/06/97       204,839
                                                                                    ------------
                                                                                       6,345,779
                                                                                    ------------
           Total commercial paper (cost: $52,028,448).............................    52,028,448
                                                                                    ------------
           Total investments in securities (cost: $53,769,355)(b).................  $ 53,769,355
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1997.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

ADVANTUS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                  ASSETS
Investment in securities, at value--see accompanying
 schedule for detailed listing
 (identified cost: $53,769,355).............................  $ 53,769,355
Cash in bank on demand deposit..............................       618,243
Receivable for Fund shares sold.............................       540,652
                                                              ------------
    Total assets............................................    54,928,250
                                                              ------------
                               LIABILITIES
Payable for Fund shares repurchased.........................       395,552
Payable to Adviser..........................................        41,781
                                                              ------------
    Total liabilities.......................................       437,333
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 54,490,917
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares of $.01 par
   value; outstanding, 54,490,917 shares....................  $    544,909
  Additional paid-in capital................................    53,946,008
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 54,490,917
                                                              ------------
                                                              ------------
Net asset value per share...................................  $       1.00
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest..................................................  $ 2,721,911
                                                              -----------
Expenses (note 3):
  Investment advisory fee...................................      249,110
  Distribution fees.........................................      149,466
  Transfer Agent fees and expenses..........................      133,574
  Administrative services fee...............................       36,000
  Custodian fees............................................       14,316
  Auditing and accounting services..........................       12,083
  Legal fees................................................        2,394
  Directors' fees...........................................          919
  Registration fees.........................................       42,387
  Printing and shareholder reports..........................       41,154
  Insurance.................................................        5,297
  Other.....................................................       25,715
                                                              -----------
      Total expenses........................................      712,415
  Less fees and expenses waived or absorbed:
    Distribution fees.......................................     (149,466)
    Other fund expenses.....................................     (139,462)
                                                              -----------
      Total fees and expenses waived or absorbed............     (288,928)
                                                              -----------
      Total net expenses....................................      423,487
                                                              -----------
      Investment income--net................................    2,298,424
                                                              -----------
Net increase in net assets resulting from operations........  $ 2,298,424
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997            1996
                                                    -------------   -------------
Operations:
  Investment income--net..........................  $   2,298,424   $   1,837,286
                                                    -------------   -------------
      Increase in net assets resulting from
       operations.................................      2,298,424       1,837,286
                                                    -------------   -------------
Distributions to shareholders from net investment
 income...........................................     (2,298,424)     (1,837,286)
                                                    -------------   -------------
Capital share transactions, at a constant net
 asset value of $1.00:
  Proceeds from sales.............................     95,544,918      78,484,028
  Proceeds from issuance of shares as a result of
   reinvested dividends...........................      2,270,394       1,821,788
  Payments for redemption of shares...............    (87,277,056)    (72,459,754)
                                                    -------------   -------------
      Increase in net assets from capital share
       transactions...............................     10,538,256       7,846,062
                                                    -------------   -------------
      Total increase in net assets................     10,538,256       7,846,062
Net assets at beginning of year...................     43,952,661      36,106,599
                                                    -------------   -------------
Net assets at end of year.........................  $  54,490,917   $  43,952,661
                                                    -------------   -------------
                                                    -------------   -------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales aggregated $281,866,642 and $271,301,675, respectively.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Ascend is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal fees, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,000 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1997, Advantus Capital voluntarily agreed to absorb $139,462 in expenses which were otherwise payable by the Fund.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 19,181,553 shares or 35.2 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,394.

                                                      ADVANTUS MONEY MARKET FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                          PERIOD FROM
                                                                                          NOVEMBER 1,
                                                          YEAR ENDED SEPTEMBER 30,          1993 TO       YEAR ENDED
                                                       -------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                                         1997       1996      1995(A)       1994(B)          1993
                                                       ---------  ---------  ---------  ---------------  ------------
Net asset value, beginning of period.................  $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                                       ---------  ---------  ---------       -------     ------------
Income from investment operations:
  Net investment income..............................       .046       .046       .049          .027            .025
                                                       ---------  ---------  ---------       -------     ------------
    Total from investment operations.................       .046       .046       .049          .027            .025
                                                       ---------  ---------  ---------       -------     ------------
Less distributions:
  Dividends from net investment income...............      (.046)     (.046)     (.049)        (.027)          (.025)
                                                       ---------  ---------  ---------       -------     ------------
    Total distributions..............................      (.046)     (.046)     (.049)        (.027)          (.025)
                                                       ---------  ---------  ---------       -------     ------------
Net asset value, end of period.......................  $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                                       ---------  ---------  ---------       -------     ------------
                                                       ---------  ---------  ---------       -------     ------------
Total return (c).....................................        4.7%       4.7%       5.0%          2.7%(d)         2.5%
Net assets, end of period (in thousands).............  $  54,491  $  43,953  $  36,107     $  25,719      $   23,106
Ratio of expenses to average daily net assets (e)....        .85%       .85%       .85%          .85%(f)         .85%
Ratio of net investment income to average daily net
 assets (e)..........................................       4.61%      4.64%      4.93%         2.95%(f)        2.45%

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $288,928, $261,733, $240,231, $222,862 and $210,392 in expenses for the years ended
    September 30, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.43%, 1.51%, 1.66%, 1.86% and 1.74%, respectively, and the ratio of net investment income to average daily net assets would have been 4.03%, 3.98%, 4.12%, 1.94% and 1.56%, respectively.
(f) Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                      ADVANTUS MONEY MARKET FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                              PER SHARE
------------------------------------------------------------------------------------------------------  -------------
October 31, 1996......................................................................................    $  .0038
November 30, 1996.....................................................................................       .0037
December 31, 1996.....................................................................................       .0038
January 31, 1997......................................................................................       .0038
February 28, 1997.....................................................................................       .0034
March 31, 1997........................................................................................       .0038
April 30, 1997........................................................................................       .0039
May 31, 1997..........................................................................................       .0039
June 30, 1997.........................................................................................       .0039
July 31, 1997.........................................................................................       .0041
August 31, 1997.......................................................................................       .0040
September 30, 1997....................................................................................       .0038
                                                                                                        ------
                                                                                                          $  .0459
                                                                                                        ------
                                                                                                        ------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48643 Rev. 11-1997